UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2025

SecureWorks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37748	27-0463349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE Suite 500 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SCWX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 12, 2024, SecureWorks Corp., a Delaware corporation (the “Company,” “we,” “us,” or “our”), filed a preliminary information statement on Schedule 14C (the “Preliminary Information Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 21, 2024, among the Company, Sophos Inc., a Massachusetts corporation (“Parent”), and Project Green Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”). On November 22, 2024, the Company filed a definitive information statement on Schedule 14C (the “Definitive Information Statement”) with the SEC in connection with the Merger Agreement and the Merger. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

With this filing, the Company is hereby supplementing its disclosure in the Definitive Information Statement in connection with a demand letter brought by a purported stockholder of the Company, which is described below.

Stockholder Demand

In connection with the Merger, on November 15, 2024, the Company received a demand letter (the “Demand Letter”) from a purported stockholder (the “Stockholder”) raising alleged disclosure deficiencies in the Preliminary Information Statement and seeking access to certain books and records of the Company pursuant to Section 220 of the Delaware General Corporation Law.

The Company denies it has violated any laws or breached any duties to the Company’s stockholders, denies all allegations in the Demand Letter, believes that the demands for supplemental corrective and/or additional disclosure in the Demand Letter are entirely without merit and that no further disclosure is required by applicable rule, statute, regulation or law beyond that already contained in. However, in order to avoid nuisance, cost, and distraction, to eliminate the burden and expense of potential litigation, to moot the Stockholder’s disclosure claims, to avoid the risk that the Demand Letter and the demands therein may delay or otherwise adversely affect the consummation of the Merger and to provide additional information to the Company’s stockholders, the Company has determined that it will voluntarily supplement the Definitive Information Statement with the below disclosures (the “Supplemental Disclosures”).

These Supplemental Disclosures should be read in conjunction with the rest of the Definitive Information Statement, which is available at the SEC’s website, www.sec.gov, or from the Company’s website at investors.secureworks.com, and which we urge you to read in its entirety. Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit of the claims in the Demand Letter, nor of the necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Demand Letter that any additional disclosure was or is required or material. It is possible that additional, similar demand letters or complaints may be received or filed. Absent new or significantly different allegations, the Company does not intend to announce the receipt or filing of each additional, similar demand letter or complaint.

To the extent that the information set forth herein differs from or updates information contained in the Definitive Information Statement, the information set forth herein shall supersede or supplement the information in the Definitive Information Statement. All references to sections and subsections herein are references to the corresponding sections or subsections in the Definitive Information Statement, all page references are to pages in the Definitive Information Statement, and terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Information Statement. Unless stated otherwise, the new text in the Supplemental Disclosures is in boldface and underlined and any deleted text is denoted with a strikethrough to highlight the supplemental information being disclosed.

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Supplemental Disclosures to Definitive Information Statement

1. The disclosure under the heading “The Merger — Background of the Merger” is hereby amended and supplemented by replacing the fourth paragraph on Page 23 of the Definitive Information Statement to read as follows:

On April 17, 2023, the Board held a meeting with certain members of the Company’s senior management team, Tom Sweet, the former Chief Financial Officer of Dell (retired in Q2 2023) and a representative of Dell in the capacity of a Board observer, Yvonne McGill, the current Chief Financial Officer of Dell and a representative of Dell in the capacity of a Board observer (the “Dell Board Observer”), and representatives of Piper Sandler present. The Dell Board Observer regularly attends meetings of the Board pursuant to the long-standing practice established by the Board in light of the consolidation of Company financial results into the audited financial statements of Dell and to better monitor the efficacy of certain existing arrangements between the Company and Dell, including various corporate services provided by Dell to the Company. At the meeting, Piper Sandler presented to the Board various strategic alternatives for the Company and summarized for the Board the third parties that had previously expressed an interest in a Strategic Transaction to Piper Sandler. The Board directed Piper Sandler to further explore the interest of select third parties and to facilitate the execution of customary confidentiality agreements with such parties to facilitate these conversations.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger, including the delisting from NASDAQ and deregistration under the Exchange Act the timing of the foregoing. In most cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” and “would,” or similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the Merger, are based largely on information currently available to our management and our management’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel, including those with extensive information security expertise; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic and other public health issues, as well as management’s response to any of the aforementioned factors; (xi) the impact of inflation, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship

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between China and Taiwan and ongoing trade disputes between the United States and China; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xv) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xvi) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; and (xvii) those risks and uncertainties set forth under the headings “Cautionary Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov.

There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the pending Merger. The Company has filed the Definitive Information Statement with respect to the Merger and mailed the Definitive Information Statement to its stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain, free of charge, copies of such documents filed by the Company with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders may obtain, free of charge, copies of such documents filed by the Company at the Company’s website (investors.secureworks.com) or by e-mailing the Company’s Investor Relations department at investorrelations@secureworks.com. Alternatively, these documents, can be obtained free of charge from the Company upon written request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SecureWorks Corp.

Date: January 22, 2025	By:	/s/ Alpana Wegner
	Name:	Alpana Wegner
	Title:	Chief Financial Officer
(Duly Authorized Officer)